SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of November 3, 2006 among Guardian Technologies International, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1

Definitions.  In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Debentures (as defined herein), and (b) the following terms have the meanings indicated in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.  With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing Date” means, respectively, the date of the First Closing or the date of the Second Closing.

“Closing Dates” means, collectively, the dates of the First Closing and the Second Closing.

“Closing(s)” means the closing(s) of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Price” means, on any particular date, (a) the last reported closing bid price per share of Common Stock on such date on the Trading Market (as reported by Bloomberg L.P. at 4:15 p.m. (New York City time)), or (b) if there is no such price on such date, the closing bid price on the Trading Market on the date nearest preceding such date (as reported by Bloomberg L.P. at 4:15 p.m. (New York City time)), or (c) if the Common Stock is not then listed or quoted for the Trading Market and if prices for the Common Stock are then reported in the “pink sheets” published by Pink Sheets LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) if the shares of Common Stock are not publicly traded, the fair market value of  a share of Common Stock as determined by an appraiser selected in good faith by the Purchasers holding at least 50.1% in principal amount of the outstanding Debentures.

 “Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Babirak, Vangellow & Carr, P.C., with offices located at 1920 L Street, N.W., Suite 525, Washington, D.C. 20036.

“Conversion Price” shall have the meaning ascribed to such term in the Debentures.

“Debentures” means, the Series A 10% Senior Convertible Debentures due, subject to the terms therein, 2 years from their date of issuance, issued by the Company to the Purchasers hereunder, in the form of Exhibit A attached hereto.

“Disclosure Schedules” shall have the meaning ascribed to such term in Section 3.1.

“Effective Date” means the date that the initial Registration Statement filed by the Company pursuant to the Registration Rights Agreement is first declared effective by the Commission.

“Escrow Agent” means (i) as to the First Closing, Signature Bank, a New York State chartered bank and having an office at 261 Madison Avenue, New York, New York

10016 and (ii) as to the Second Closing, a commercial bank that has entered into an escrow agreement with Midtown and the Company for such purpose.

“Escrow Deposit Agreement” means (i) as to the First Closing, the Escrow Deposit Agreement, dated November 1, 2006, as amended on November 3, 2006 by and among the Company, Midtown and the Escrow Agent pursuant to which the Purchasers shall deposit Subscription Amounts with the Escrow Agent to be held by the Escrow Agent in a non-interest bearing account to be applied to the transactions contemplated hereunder, substantially in the Form of Exhibit E attached hereto and (ii) as to the Second Closing, an escrow agreement entered into between the Company, Midtown and a commercial bank for such purpose.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(r).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers, directors or consultants (provided that such issuances to consultants shall not exceed 400,000 shares (subject to adjustment for reverse and forward stock splits and the like) in any 12 month period) of the Company (i) pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, or (ii) as may be authorized by a majority of the non-employee members of the board of directors of the Company, (b) securities upon the exercise, exchange of, conversion or redemption of, or payment of interest or liquidated or similar damages on, any Securities issued hereunder (including but not limited to securities issued to Purchasers hereunder on the Second Closing Date) and/or other securities exercisable, exchangeable for,  convertible into, or redeemable for shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities (and including any issuances of securities pursuant to the anti-dilution provisions of any such securities), (c) the Placement Agent Warrant and the Placement Agent Shares, (d) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities and (e) for purposes of Sections 4.13 and 4.14 only and with the prior written consent of Midtown, up to an amount of debentures and warrants equal to the difference between $6,500,000 and the aggregate Subscription Amounts hereunder, on substantially the same terms and conditions hereunder, which investors shall execute definitive agreements for the purchase of such securities and such transactions shall have closed on or before the earlier of (i) the Filing Date (as defined in the Registration Rights Agreement) or (ii) the date the initial Registration Statement is first filed with the Commission.

 “FWS” means Feldman Weinstein & Smith LLP with offices located at 420 Lexington Avenue, Suite 2620, New York, New York 10170-0002.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(aa).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Maximum Rate” shall have the meaning ascribed to such term in Section 5.17.

“Midtown” shall mean Midtown Partners & Co., LLC, a Florida limited liability company.

“Participation Maximum” shall have the meaning ascribed to such term in Section 4.13.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Placement Agent Agreement” means the Placement Agent Agreement, dated as of July 14, 2006, by and between the Company and Midtown.

“Pre-Notice” shall have the meaning ascribed to such term in Section 4.13.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.11.

“Registration Rights Agreement” means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit B attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by each Purchaser as provided for in the Registration Rights Agreement.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Required Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise or conversion in full of all Warrants and Debentures (including Underlying Shares issuable as payment of interest), ignoring any conversion or exercise limits set forth therein, and assuming that the Conversion Price is at all times on and after the date of determination 75% of the then Conversion Price on the Trading Day immediately prior to the date of determination.

“Revenue” means gross earned income (accrued in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved) from the sale/licensing of the Company’s products or services as generated from the operations of the Company and its Subsidiaries on a consolidated basis during the applicable period.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Debentures, the Warrants, the Warrant Shares and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated hereunder.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

 “Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid in the First Closing and the Second Closing for Debentures and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the headings “First Closing Subscription Amount” and “Second

Closing Subscription Amount” in United States dollars and in immediately available funds.  As set forth on the signature page hereto, each Purchaser’s Subscription Amount shall be equally divided between the First Closing and the Second Closing.

“Subsequent Financing” shall have the meaning ascribed to such term in Section 4.13.

“Subsequent Financing Notice” shall have the meaning ascribed to such term in Section 4.13.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a).

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

 “Transaction Documents” means this Agreement, the Debentures, the Warrants, the Registration Rights Agreement, the Escrow Deposit Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Signature Stock Transfer, Inc., with a mailing address of 2301 Ohio Drive, Suite 100, Plano, Texas 75093 and a facsimile number of (972) 612-4122, and any successor transfer agent of the Company.

“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion or redemption of the Debentures and upon exercise of the Warrants and Placement Agent Warrants and issued and issuable in lieu of the cash payment of interest on the Debentures in accordance with the terms of the Debentures.

“Variable Rate Transaction” shall have the meaning ascribed to such term in Section 4.14(b).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. New York City time to 4:02 p.m. New York City time); (b)  if the Common Stock is not then listed or quoted on the a Trading Market and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by Purchasers holding 50.1% in principal amount of the outstanding Debentures and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Warrants” means, collectively, the Common Stock Purchase Warrants delivered to the Purchasers at each Closing Date in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable immediately and have a term of exercise equal to 5 years, in the form of Exhibit C attached hereto.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.

PURCHASE AND SALE

2.1

Closing.  On each Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and each Purchaser, severally and not jointly, agrees to purchase, an amount equal to such Purchaser’s Subscription Amount, provided that the aggregate Subscription Amounts as to all Purchasers shall not exceed $6,500,000, it being understood that, and as more fully described below, each Purchaser shall indicate on the signature page for such Purchaser the aggregate Subscription Amount to be purchased hereunder by such Purchaser, and such Purchaser shall purchase Securities equal to one-half of the aggregate Subscription Amount on the First Closing Date and purchase Securities equal to the remaining one-half of the Subscription Amount on the Second Closing Date, subject to the conditions set forth herein. The minimum aggregate Subscription Amount by any Purchaser shall be $100,000, provided that the Company may, in its sole discretion, accept an aggregate Subscription Amount of less than $100,000 from a Purchaser.  On each Closing Date, each Purchaser shall deliver to the Escrow Agent, via wire transfer or a certified check, immediately available United States’ funds equal to its Subscription Amount as to the applicable Closing (as set forth on such Purchaser’s signature page to this Agreement) and the Company shall deliver to each Purchaser its respective Debenture, Warrant and other items set forth in Section 2.2(a) as to the applicable Closing, and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at such Closing.  The Closings shall take place in two stages as set forth below (respectively, the “First Closing” and the “Second Closing”).  Upon satisfaction of the conditions set forth in Sections 2.2 and 2.3, each Closing shall occur at the offices of FWS or such other location as the parties shall mutually agree.  Notwithstanding the foregoing or any other provision of this Agreement, the Company reserves the right to accept or reject, in its sole discretion, the Subscription Amount of any Purchaser at or prior to the First Closing.  In the event that the Company rejects a Subscription Amount of a Purchaser at or prior to the First Closing, the Company shall immediately return such Subscription Amount to such Purchaser without deduction or charge and without interest thereon and the Company shall have no further obligation with respect to such Purchaser.

(a)

First Closing.  The First Closing shall be for up to one-half of the aggregate Subscription Amount by all Purchasers hereunder and shall occur on, or as soon as reasonably practicable following, the date hereof.

(b)

Second Closing.  The Second Closing shall be for up to one-half of the  aggregate Subscription Amount subscribed for all Purchasers hereunder and shall occur on, or as soon as reasonably practicable following, the Effective Date, provided that the following conditions, in addition to the conditions set forth in Section 2.3 herein, have been satisfied:

(i)

in connection with the initial Registration Statement filed by the Company, upon receipt by the Company of notification (oral or written, which occurs earlier) from the Commission that such Registration Statement shall not be reviewed or shall not be subject to further review, the Company shall have promptly delivered written notice thereof to each Purchaser, which written notice (A) shall be delivered to the Holders contemporaneously with the Company’s filing with the Commission of a request for acceleration in accordance with Rule 461 promulgated under the Securities Act and (B) shall include the proposed date of effectiveness of the Registration Statement, which shall not be later than 5 Trading Days following the delivery date of such notice to the Holders (such written notice, the “Notice to Holders”); and

(ii)

each Purchaser shall have delivered such Purchaser’s Subscription Amount for the Second Closing to the escrow agent pursuant to the escrow deposit agreement within 3 Trading Days following such Purchaser’s receipt of the Notice to Holders.

2.2

Deliveries

.

(a)

On each Closing Date (except as otherwise specified), the Company shall deliver, or cause to be delivered, to each Purchaser the following:

(i)

as to the First Closing only, this Agreement duly executed by the Company;

(ii)

a legal opinion of Company Counsel, in the form of Exhibit D attached hereto;

(iii)

a Debenture with a principal amount equal to such Purchaser’s Subscription Amount as to such Closing, registered in the name of such Purchaser;

(iv)

as to the First Closing only, a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 100% of such Purchaser’s aggregate Subscription Amount as to the First Closing and the Second Closing divided by $1.15634, with an exercise price equal to $1.15634, subject to adjustment therein;

(v)

as to the First Closing only, a common stock purchase warrant registered in the name of Midtown, or its designees, to purchase up to a number of shares of Common Stock equal to 7% of the aggregate Subscription Amounts paid and to be paid at the First Closing and the Second Closing pursuant to this Agreement divided by $1.15634, with an exercise price equal to $1.15634, subject to adjustment therein (such Warrant, the “Placement Agent Warrant” and the aggregate number of shares of Common Stock underlying the Placement Agent Warrant, the “Placement Agent Shares”);

(vi)

as to the First Closing only, the Escrow Deposit Agreement duly executed by the Company and Midtown; and

(vii)

as to the First Closing only, the Registration Rights Agreement duly executed by the Company.

(b)

On each Closing Date (except as otherwise specified), each Purchaser shall deliver or cause to be delivered to the Company the following:

(i)

as to the First Closing only, this Agreement duly executed by such Purchaser;

(ii)

such Purchaser’s Subscription Amount as to such Closing by check or wire transfer in immediately available United States’ funds to the Escrow Agent;

(iii)

as to the First Closing only, if such Purchaser is an individual, an investor questionnaire provided to such Purchaser by Midtown; and

(iv)

as to the First Closing only, the Registration Rights Agreement duly executed by such Purchaser.

2.3

Closing Conditions.

(a)

In connection with each Closing, the obligations of the Company hereunder are subject to the following conditions being met:

(i)

the accuracy in all material respects when made and on each Closing Date of the representations and warranties of the Purchasers contained herein;

(ii)

all obligations, covenants and agreements of the Purchasers required to be performed at or prior to each Closing Date shall have been performed;

(iii)

(a) for the First Closing, the Escrow Agent and (b) for the Second Closing, the escrow agent shall have received aggregate Subscription Amounts of at least $2,500,000; and

(iv)

the delivery by the Purchasers of the items set forth in Section 2.2(b) of this Agreement.

(b)

In connection with each Closing, the respective obligations of the Purchasers hereunder are subject to the following conditions being met:

(i)

the accuracy in all material respects when made and on each Closing Date of the representations and warranties of the Company contained herein;

(ii)

all obligations, covenants and agreements of the Company required to be performed at or prior to each Closing Date shall have been performed;

(iii)

the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv)

as to the Second Closing only, the Company shall have filed with the Commission a Registration Statement registering 130% of the Registrable Securities (as defined in the Registration Rights Agreement) and such Registration Statement shall have been declared effective by the Commission as to all such Registrable Securities on or before April 7, 2007 and shall have thereafter remained effective;

(v)

as of the applicable Closing Date, there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(vi)

(a) for the First Closing, the Escrow Agent and (b) for the Second Closing, the escrow agent shall have received aggregate Subscription Amounts of at least $2,500,000; and

(vii)

from the date hereof to each Closing Date, trading in the Common Stock shall not have been suspended by the Commission  or the Company’s principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the applicable Closing), and, at any time prior to each Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, makes it impracticable or inadvisable to purchase the Debentures at the applicable Closing.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1

Representations and Warranties of the Company.  Except as set forth under the corresponding section of the disclosure schedules delivered to the Purchasers concurrently herewith (the “Disclosure Schedules”), which Disclosure Schedules shall be deemed a part hereof and to qualify any representation or warranty otherwise made herein to the extent of such disclosure, the Company hereby makes the following representations and warranties to each Purchaser:

(a)

Subsidiaries.  All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a).  The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary that in incorporated in a state or other jurisdiction of the United States (each, a “US Subsidiary” and, collectively, the “US Subsidiaries”) free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.  The Company owns, directly or indirectly, all of the issued share capital or other equity interests of each Subsidiary that is incorporated under the laws of England and Wales (each, a “UK Subsidiary” and, collectively, the “UK Subsidiaries”) free and clear of any Liens, and all of the issued and outstanding shares of share capital of each UK Subsidiary are validly issued and are fully paid, non-assessable and free of pre-emptive and similar rights to subscribe for or purchase securities.  If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

(b)

Organization and Qualification.  The Company and each of the US Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any US Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and the US Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.  Each of the UK Subsidiaries is duly incorporated under the laws of England and Wales with the requisite power and authority under its memorandum of association to own and use its properties and assets and to carry on its business as currently conducted.  No UK Subsidiary is in breach or default of any of the provisions of its memorandum or articles of association.  No UK Subsidiary carries on business from a permanent place of business outside England and Wales.

(c)

Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals.  Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)

No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)

Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to Section 4.6, (ii) the filing with the Commission of the Registration Statement, (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Underlying Shares for trading thereon in the time and manner required thereby and (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f)

Issuance of the Securities.  The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.  The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, and upon payment therefor, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company.  The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to the Required Minimum on the date hereof.

(g)

Capitalization.  The capitalization of the Company is as set forth on Schedule 3.1(g).  The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plan and pursuant to the conversion or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as a result of the purchase and sale of the Securities and as except as set forth on Schedule 3.1(g), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. Except as set forth on Schedule 3.1(g), all of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities.  There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h)

SEC Reports; Financial Statements.  Except as set forth on Schedule 3.1(h) attached hereto, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto, documents incorporated by reference therein and the amendments thereto, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements, as restated, have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)

Material Changes.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.  Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.1(i), no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

(j)

Litigation.  Except as set forth on Schedule 3.1(j) attached hereto, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)

Labor Relations.  No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.  None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company, and neither the Company or any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good.  No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.  The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l)

Compliance.  Except as set forth on Schedule 3.1(l) attached hereto, neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m)

Regulatory Permits.  The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n)

Title to Assets.  Except as set forth on Schedule 3.1(n) attached hereto, the Company and the Subsidiaries have good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  The Company and the Subsidiaries own no real property.  Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(o)

Patents and Trademarks.  The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  Except as set forth on Schedule 3.1(o) attached hereto, neither the Company nor any Subsidiary has received a notice (written or otherwise) that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. Except as set forth on Schedule 3.1(o), to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.  The Company and its

Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p)

Insurance.  The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to $5,000,000.  Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q)

Transactions With Affiliates and Employees.  Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

(r)

Sarbanes-Oxley; Internal Accounting Controls.  The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the applicable Closing Date.  The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.  The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange

Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(s)

Certain Fees.  Other than the fees payable to Midtown or as contemplated pursuant to the Placement Agent Agreement, which fees are set forth on Schedule 3.1(s) attached hereto, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.  The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(t)

Private Placement.  Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(u)

Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

(v)

Registration Rights.  Other than each of the Purchasers and as set forth on Schedule 3.1(v) attached hereto, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(w)

Listing and Maintenance Requirements.  The Company’s Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.  The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(x)

Application of Takeover Protections.  The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(y)

Disclosure.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, nonpublic information.  The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company.  All disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, with respect to the representations and warranties made herein, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.   The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements, in light of the circumstances under which they were made and when made, not misleading.  The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(z)

No Integrated Offering. Except as set forth on Schedule 3.1(z) attached hereto, assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor, to the Company’s knowledge, any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provision of any Trading Market on which any of the securities of the Company are listed or designated.

(aa)

Solvency.  Based on the financial condition of the Company as of the applicable Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid.  The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).  The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the applicable Closing Date.  Schedule 3.1(aa) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments.  For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP.  Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(bb)

Tax Status.

 Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

(cc)

No General Solicitation. Neither the Company nor, to the Company’s knowledge, any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising.  The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(dd)

Foreign Corrupt Practices.  Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is  in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(ee)

Accountants.  The Company’s accounting firm is set forth on Schedule 3.1(ee) of the Disclosure Schedule.  To the knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report on Form 10-K for the year ending December 31, 2006.

(ff)

Seniority.  As of the applicable Closing Date, no Indebtedness or other claim against the Company is senior to the Debentures in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

(gg)

[RESERVED].

(hh)

Acknowledgment Regarding Purchasers’ Purchase of Securities.  The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby.  The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities.  The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ii)

Acknowledgment Regarding Purchasers Trading Activity ..  Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(f) and 4.16 hereof), it is understood and acknowledged by the Company (i) that none of the Purchasers have been asked to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that past or future open market or other transactions by any Purchaser, including Short Sales, and specifically including, without limitation, Short Sales or “derivative” transactions, before or after the applicable Closing of this transaction or the closing of future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) that any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) that each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-

party in any “derivative” transaction.   The Company further understands and acknowledges that (a) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Underlying Shares deliverable with respect to Securities are being determined and (b) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted.  The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(jj)

Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the securities of the Company or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the placement of the Securities.

(kk)

FDA.  As to each product subject to the jurisdiction of the U.S. Food and Drug Administration ("FDA") under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder ("FDCA") that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries (each such product, a "Pharmaceutical Product"), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect.  There is no pending, completed or, to the Company's knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would have a Material Adverse Effect.  The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA.  The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

3.2

Representations and Warranties of the Purchasers.    Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the applicable Closing Date to the Company as follows:

(a)

Organization; Authority.  If such Purchaser is an entity, such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by any necessary corporate or similar action on the part of such Purchaser.  Each Transaction Document to which such Purchaser is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)

Own Account.  Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law.  If such Purchaser is not an individual, such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.  Each Purchaser who is an individual must also fill out an individual investor questionnaire provided by Midtown and deliver such questionnaire at the First Closing.

(c)

Purchaser Status.  At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants or converts any Debentures it will be either: (i) an “accredited investor” as defined in Rule 501(a) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.  Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d)

Experience of Such Purchaser.  Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e)

General Solicitation.  Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)

Short Sales and Confidentiality Prior To The Date Hereof.  Other than the transaction contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any transaction, including Short Sales, in the securities of the Company during the period commencing from the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person setting forth the material terms of the transactions contemplated hereunder until the date hereof (“Discussion Time”).  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.  Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(g)

Receipt of Documents.  Purchaser has received and read in their entirety or has had the opportunity to review in their entirety: (i) the Transaction Documents and each representation, warranty and covenant set forth herein; (ii) the Company’s Form 10-K for the year ended December 31, 2005; (iii) the Company’s Forms 10-Q for the quarters ended March 31 and June 30, 2006; (iii) the Company’s Current Reports on Forms 8-K (and amendments thereto) filed with the Commission on January 31, February 24, May 19, May 25, August 18, 2006 and September 14, 2006; (iv) all documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act on or prior to the date of the execution hereof, and (v) answers to all questions Purchaser submitted to the Company regarding an investment in the Company.

(h)

Reliance on SEC Reports and Transaction Documents.  The Purchaser has, in connection with its decision to purchase the Debentures and Warrants set forth on the signature page for such Purchaser, relied only upon the SEC Reports and the representations and warranties contained in the Transaction Documents.

(i)

No Action Outside the United States.  The Purchaser acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Debentures, Warrants or Underlying Shares or possession or distribution of offering materials in connection with the issue of the Debentures, Warrants or Underlying Shares in any jurisdiction outside the United States where legal action by the Company for that purpose is required.  Each Purchaser outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers the Debentures, Warrants or Underlying Shares or has in its possession or distributes any offering materials, in all cases at its own expense.

(j)

No Legal or Tax Advice.  The Purchaser understands that nothing in the SEC Reports or the Transaction Documents or any other materials presented to the Purchaser in connection with the purchase and sale of the Debentures and the Warrants constitutes legal, tax or investment advice.  The Purchaser has consulted with such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Debentures and Warrants.

(k)

Percentage Ownership of Stock.  Immediately following each Closing, the Purchaser will not be a Person or member of a group of affiliated or associated persons (as determined in accordance with Section 13(d) of the Exchange Act) that has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Common Stock of the Company.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1

Transfer Restrictions.

(a)

The Securities may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the

Securities Act, including, if applicable, reasonable evidence that any such transferee is an accredited investor.   As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

(b)

The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties.  Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith.  Further, no notice shall be required of such pledge.  At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

(c)

Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement

(including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Underlying Shares pursuant to Rule 144, or (iii) if such Underlying Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder.  If all or any portion of a Debenture or Warrant is converted or exercised (as applicable) at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144(k) or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Underlying Shares shall be issued free of all legends.  The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Underlying Shares, as applicable, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section.  Certificates for Underlying Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchasers by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System.

(d)

In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Underlying Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day 5 Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend.  Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(e)

Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

4.2

Acknowledgment of Dilution.  The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions.  The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.3

Furnishing of Information.  As long as any Purchaser owns Securities, the Company covenants to use its best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144.  The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

4.4

Integration.  Except as contemplated by this Agreement, the Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

4.5

Conversion and Exercise Procedures.  The form of Notice of Exercise included in the Warrants and the form of Notice of Conversion included in the Debentures set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants or convert the Debentures.  Provided the Registration Statement is then effective and is not the subject of any stop order by the Commission or any other regulatory authority, no additional legal opinion or other information or instructions shall be required of the Purchasers to exercise their Warrants or convert their Debentures.  The Company shall honor exercises of the Warrants and conversions of the Debentures and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.6

Securities Laws Disclosure; Publicity.  The Company shall, by 8:30 a.m. New York City time on the Trading Day following the Closing Date, issue a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby and attaching the Transaction Documents thereto.  Promptly following the Second Closing, the Company shall file a Current Report on Form 8-K disclosing the occurrence and terms of the Second Closing.  The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any

Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Documents (including signature pages thereto) with the Commission and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this subclause (ii).

4.7

Shareholder Rights Plan.  No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.8

Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.9

Use of Proceeds.  Except as set forth on Schedule 4.9 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and shall not use such proceeds for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), or to redeem any Common Stock or Common Stock Equivalents, or to settle any outstanding litigation.

4.10

Reimbursement.  If any Purchaser becomes involved in any capacity in any Proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by such Purchaser to or with any other stockholder), solely as a result of such Purchaser’s acquisition of the Securities under this Agreement, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.  The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person.  The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement except if such claim arises primarily from a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with such stockholder or any violations by the Purchaser of the state or federal securities or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance.

4.11

Indemnification of Purchasers.   Subject to the provisions of this Section 4.11, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any material breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance).  If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party.  Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel.  The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.

4.12

Reservation and Listing of Securities.

(a)

The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

(b)

If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors of the Company shall use commercially reasonable efforts to amend the Company’s certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible and in any event not later than the 75th day after such date.

(c)

The Company shall, if applicable: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on such Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing, and (iv) maintain the listing of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market.

4.13

Participation in Future Financing.

(a)

Except for the transactions contemplated by this Agreement, from the date hereof until the date that is the later of (i) the 12 month anniversary of the Effective Date and (ii) such Purchaser holds less than 20% in principal amount of Debentures originally purchased by such Purchaser hereunder, upon any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (a “Subsequent Financing”), each Purchaser shall have the right to participate in up to an amount of the Subsequent Financing equal to the lesser of (i) 100% of the Subsequent Financing and (ii) the aggregate Subscription Amounts invested by all Purchasers at both Closings and received by the Company under this Agreement (the “Participation Maximum”) on the same terms, conditions and price provided for in the Subsequent Financing.

(b)

At least 10 Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Purchaser a written notice of its intention to effect a

Subsequent Financing (“Pre-Notice”), which Pre-Notice shall ask such Purchaser if it wants to review the details of such financing (such additional notice, a “Subsequent Financing Notice”).  Upon the request of a Purchaser, and only upon a request by such Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than 3 Trading Days after such request, deliver a Subsequent Financing Notice to such Purchaser.  The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder, the Person or Persons through or with whom such Subsequent Financing is proposed to be effected, and attached to which shall be a term sheet or similar document relating thereto as an attachment.

(c)

Any Purchaser desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 5:30 p.m. (New York City time) on the 10th Trading Day after all of the Purchasers have received the Pre-Notice that the Purchaser is willing to participate in the Subsequent Financing, the amount of the Purchaser’s participation, and that the Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice.  If the Company receives no notice from a Purchaser as of such 10th Trading Day, such Purchaser shall be deemed to have notified the Company that it does not elect to participate.

(d)

If by 5:30 p.m. (New York City time) on the 10th Trading Day after all of the Purchasers have received the Pre-Notice, notifications by the Purchasers of their willingness to participate in the Subsequent Financing (or to cause their designees to participate) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and with the Persons set forth in the Subsequent Financing Notice.

(e)

If by 5:30 p.m. (New York City time) on the 10th Trading Day after all of the Purchasers have received the Pre-Notice, the Company receives responses to a Subsequent Financing Notice from Purchasers seeking to purchase more than the aggregate amount of the Participation Maximum, each such Purchaser shall have the right to purchase the greater of (a) their Pro Rata Portion (as defined below) of the Participation Maximum and (b) the difference between the Participation Maximum and the aggregate amount of participation by all other Purchasers.  “Pro Rata Portion” is the ratio of (x) the Subscription Amount of Securities purchased on both Closing Dates by a Purchaser participating under this Section 4.13 and (y) the sum of the aggregate Subscription Amounts of Securities purchased on both Closing Dates by all Purchasers participating under this Section 4.13.

(f)

The Company must provide the Purchasers with a second Subsequent Financing Notice, and the Purchasers will again have the right of participation set forth above in this Section 4.13, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within 60 Trading Days after the date of the initial Subsequent Financing Notice.

(g)

Notwithstanding the foregoing, this Section 4.13 shall not apply in respect of (i) an Exempt Issuance or (ii) an underwritten public offering of Common Stock.

4.14

Subsequent Equity Sales.

(a)

Except for the transactions or other issuances of securities by the Company as contemplated by the Transaction Documents, from the date hereof until 90 days after the Effective Date, neither the Company nor any Subsidiary shall issue shares of Common Stock or Common Stock Equivalents; provided, however, the 90 day period set forth in this Section 4.14 shall be extended for the number of Trading Days during such period in which (i) trading in the Common Stock is suspended by any Trading Market, or (ii) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of the Underlying Shares.

(b)

From the date hereof until such time as (i) no Purchaser holds more than 20% in principal amount of Debentures originally purchased by such Purchaser hereunder or (ii) Purchasers holding, in the aggregate, at least 67% in principal amount of the Debentures then outstanding shall otherwise consent in writing, but in no event later than 3 years from the date hereof, the Company shall be prohibited from effecting or entering into an agreement to effect any Subsequent Financing involving a Variable Rate Transaction.  “Variable Rate Transaction” means a transaction in which the Company issues or sells (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price except as contemplated by the Transaction documents including but not limited to the Debentures.

(c)

Notwithstanding the foregoing, this Section 4.14 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance.

4.15

Equal Treatment of Purchasers.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. Further, the Company shall not make any payment of principal or interest on the Debentures in amounts which are disproportionate to the respective principal amounts outstanding on the Debentures at any applicable time.  For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.16

Short Sales and Confidentiality After The Date Hereof. Each Purchaser severally and not jointly with the other Purchasers covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period commencing at the beginning of the Discussion Time and ending at the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.6.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 4.6, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).  Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that coverage of short sales of shares of the Common Stock “against the box” prior to the Effective Date of the Registration Statement with the Securities is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance.  Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.6.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.17

Form D; Blue Sky Filings.  The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the applicable Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

4.18

Capital Changes.  Except as may be required to comply with the listing standards of any national securities exchange upon which the securities of the Company are then traded, until the one year anniversary of the Effective Date, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in principal amount outstanding of the Debentures.

4.19

Most Favored Nation Provision.  From the date hereof until the date when such Purchaser holds less than 20% in principal amount of Debentures originally purchased by such Purchaser hereunder, if the Company effects a Subsequent Financing, each Purchaser may elect, in its sole discretion, to exchange all or some of the Debentures then held by such Purchaser for any securities or units issued in a Subsequent Financing on a $1.00 for $1.00 basis based on the outstanding principal amount of such Debentures, along with any accrued but unpaid interest, liquidated damages and other amounts owing thereon, and the effective price at which such securities were sold in such Subsequent Financing; provided, however, that this Section 4.19 shall not apply with respect to (i) an Exempt Issuance or (ii) an underwritten public offering of Common Stock. The Company shall provide each Purchaser with notice of any such Subsequent Financing in the manner set forth in Section 4.13.

4.20

Payment of Subscription Amount for Second Closing.  As contemplated by Section 2.1(b)(ii) herein, each Purchaser hereby covenants to pay such Purchaser’s Subscription Amount for the Second Closing to the Escrow Agent within 3 Trading Days following delivery by the Company to such Purchaser of the Notice to Holders.

ARTICLE V.

MISCELLANEOUS

5.1

Termination.  This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the First Closing has not been consummated on or before November 10, 2006; provided, however, that such termination will not affect the right of any party to sue for any breach by the other party (or parties).

5.2

Fees and Expenses.  At the First Closing, the Company has agreed to reimburse Midtown the non-accountable sum of $30,000, for its legal fees and expenses, $10,000 of which has been paid prior to the First Closing.  Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.3

Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4

Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than

5:30 p.m. (New York City time) on any Trading Day, (c) the 2nd Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5

Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding in the aggregate at least 75% in principal amount of the then outstanding Debentures or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6

Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger).  Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers”.

5.8

No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.11.

5.9

Governing Law; Arbitration.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.  Any controversy or claim arising out of or related to this Debenture or the breach thereof, shall be settled by binding arbitration in New York, New York in accordance with the Expedited Procedures (Rules 53-57) of the Commercial Arbitration Rules of the American Arbitration Association (“AAA”).  A proceeding shall be commenced upon written demand by the Company or Buyer to the other.  The arbitrator(s) shall enter a judgment by default against any party, which fails or refuses to appear in any properly noticed arbitration proceeding.  The proceeding shall be conducted by one (1) arbitrator, unless the amount alleged to be in dispute exceeds two hundred fifty thousand dollars ($250,000), in which case three (3) arbitrators shall preside.  The arbitrator(s) will be chosen by the parties from a list provided by the AAA, and if the parties are unable to agree within ten (10) days, the AAA shall select the arbitrator(s).  The arbitrators must be experts in securities law and financial transactions.  The arbitrators shall assess costs and expenses of the arbitration, including all attorneys’ and experts’ fees, as the arbitrators believe is appropriate in light of the merits of the parties’ respective positions in the issues in dispute.  Each party submits irrevocably to the jurisdiction of any state court sitting in New York, New York or to the United States District Court sitting in New York, New York for purposes of enforcement of any discovery order, judgment or award in connection with such arbitration.  The award of the arbitrator(s) shall be final and binding upon the parties and may be enforced in any court having jurisdiction.  The arbitration shall be held in such place as set by the arbitrator(s) in accordance with Rule 55.  With respect to any arbitration proceeding in accordance with this section, the prevailing party’s reasonable attorney’s fees and expenses shall be borne by the non-prevailing party.

Although the parties, as expressed above, agree that all claims, including claims that are equitable in nature, for example specific performance, shall initially be prosecuted in the binding arbitration procedure outlined above, if the arbitration panel dismisses or otherwise fails to entertain any or all of the equitable claims asserted by reason of the fact that it lacks jurisdiction, power and/or authority to consider such claims and/or direct the remedy requested, then, in only that event, will the parties have the right to initiate litigation respecting such equitable claims or remedies.  The forum for such equitable relief shall be in either a state or federal court sitting in New York, New York.  Each party waives any right to a trial by jury, assuming such right exists in an equitable proceeding, and irrevocably submits to the jurisdiction of said New York court.  New York law shall govern both the proceeding as well as the interpretation and construction of this Agreement and the transaction as a whole.

5.10

Survival.  The representations and warranties shall survive the Closing Dates and the delivery of the Securities for the applicable statue of limitations.

5.11

Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12

Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13

Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, in the case of a rescission of a conversion of a Debenture or exercise of a Warrant, the Purchaser shall be required within 1 Trading Day of the date of such determination to return any shares of Common Stock delivered in connection with any such rescinded conversion or exercise notice.

5.14

Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction.  The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15

Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16

Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17

Usury.  To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document.  Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate.  It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law.  If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser’s election.

5.18

Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.  For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through FWS.  FWS does not represent all of the Purchasers but only Midtown, the placement agent for the transaction.  The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

5.19

Liquidated Damages.  The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.20

Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.	Address for Notice:
By: /s/ Michael W. Trudnak Name: Michael W. Trudnak Title: Chief Executive Officer	516 Herndon Parkway, Suite A Herndon, Virginia 20170 Facsimile: (703) 464-8530 Attention: Chief Executive Officer
With a copy to (which shall not constitute notice): Babirak, Vangellow & Carr, P.C. 1920 L Street, N.W., Suite 525 Washington, D.C. 20036 Facsimile: (202) 318-4486 Attention: Neil R.E. Carr, Esq.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO GDTI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Truk International Fund LP

Signature of Authorized Signatory of Purchaser: /s/ Stephen Saltzstein

Name of Authorized Signatory: Stephen Saltzstein

Title of Authorized Signatory: _____________________________________________________

Email Address of Purchaser: ______________________________________________________

Facsimile Number of Purchaser: ____________________________________________________

Address for Notice of Purchaser:  One East 52nd Street, New York, NY  10022

Address for Delivery of Securities for Purchaser (if not same as Address for Notice):

Aggregated Subscription Amount: $ 44,000, to be subscribed for:

(a)  First Closing Subscription Amount (50%): $22,000; and

(b)  Second Closing Subscription Amount (50%): $22,000.

Warrant Shares: 38,051

EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO GDTI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Truk Opportunity Fund LP

Signature of Authorized Signatory of Purchaser: /s/ Stephen Saltzstein

Name of Authorized Signatory: Stephen Saltzstein

Title of Authorized Signatory: _____________________________________________________

Email Address of Purchaser: ________________________________________________

Facsimile Number of Purchaser: ________________________________________________

Address for Notice of Purchaser: One East 52nd Street, New York, NY  10022

Address for Delivery of Securities for Purchaser (if not same as Address for Notice):

Aggregated Subscription Amount: $ 356,000, to be subscribed for:

(a)  First Closing Subscription Amount (50%): $178,000; and

(b)  Second Closing Subscription Amount (50%): $178,000.

Warrant Shares: 307,868

EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO GDTI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Otago Partners, LLC

Signature of Authorized Signatory of Purchaser: /s/ Lindsay A. Rosenwald

Name of Authorized Signatory: /s/ Lindsay A. Rosenwald

Title of Authorized Signatory: _____________________________________________________

Email Address of Purchaser: ________________________________________________

Facsimile Number of Purchaser: ________________________________________________

Address for Notice of Purchaser: 787 7th Avenue, 48th Floor, New York, NY  10019

Address for Delivery of Securities for Purchaser (if not same as Address for Notice):

Aggregated Subscription Amount: $ 250,000, to be subscribed for:

(a)  First Closing Subscription Amount (50%): $125,000; and

(b)  Second Closing Subscription Amount (50%): $125,000.

Warrant Shares: 216,199

EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO GDTI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: BridgePointe Master Fund Ltd.

Signature of Authorized Signatory of Purchaser: /s/ Eric S. Swartz

Name of Authorized Signatory: Eric S. Swartz

Title of Authorized Signatory: _____________________________________________________

Email Address of Purchaser: ________________________________________________

Facsimile Number of Purchaser: ________________________________________________

Address for Notice of Purchaser:  1125 Sanctuary Parkway, Suite 275, Alpharetta, GA  30004

Address for Delivery of Securities for Purchaser (if not same as Address for Notice):

Aggregated Subscription Amount: $1,000,000, to be subscribed for:

(a)  First Closing Subscription Amount (50%): $500,000; and

(b)  Second Closing Subscription Amount (50%): $500,000.

Warrant Shares: 864,798

EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO GDTI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Crescent International Ltd.

Signature of Authorized Signatory of Purchaser: /s/Maxi Brazzi

Name of Authorized Signatory: /s/Maxi Brazzi

Title of Authorized Signatory: _____________________________________________________

Email Address of Purchaser: ________________________________________________

Facsimile Number of Purchaser: ________________________________________________

Address for Notice of Purchaser:  c/o Cantara (Switzerland) SA, 84 av. Louis-Casal, CH 1216, COINTRIN, Switzerland

Address for Delivery of Securities for Purchaser (if not same as Address for Notice):

Aggregated Subscription Amount: $ 1,000,000, to be subscribed for:

(a)  First Closing Subscription Amount (50%): $500,000; and

(b)  Second Closing Subscription Amount (50%): $500,000.

Warrant Shares: 864,798

EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO GDTI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: GSSF Master Fund, LP

Signature of Authorized Signatory of Purchaser: /s/E.B. Lyon, IV

Name of Authorized Signatory: E.B. Lyon, IV

Title of Authorized Signatory: _____________________________________________________

Email Address of Purchaser: ________________________________________________

Facsimile Number of Purchaser: ________________________________________________

Address for Notice of Purchaser:  c/o Cantara (Switzerland) SA, 84 av. Louis-Casal, CH 1216 COINTRIN, Switzerland

Address for Delivery of Securities for Purchaser (if not same as Address for Notice):

Aggregated Subscription Amount: $ 500,000, to be subscribed for:

(a)  First Closing Subscription Amount (50%): $250,000; and

(b)  Second Closing Subscription Amount (50%): $250,000.

Warrant Shares: 432,399

EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO GDTI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Castlerigg Master Investments Ltd.

Signature of Authorized Signatory of Purchaser: /s/Patrick T. Burke

Name of Authorized Signatory: Patrick T. Burke

Title of Authorized Signatory: _____________________________________________________

Email Address of Purchaser: ________________________________________________

Facsimile Number of Purchaser: ________________________________________________

Address for Notice of Purchaser: 40 W. 57th Street, 26th Floor, New York, NY 10019

Address for Delivery of Securities for Purchaser (if not same as Address for Notice):

Aggregated Subscription Amount: $ 1,000,000, to be subscribed for:

(a)  First Closing Subscription Amount (50%): $500,000; and

(b)  Second Closing Subscription Amount (50%): $500,000.

Warrant Shares: 864,798

EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO GDTI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Pierce Diversified Strategy Master Fund LLC

Signature of Authorized Signatory of Purchaser: /s/Brendan O’Neill

Name of Authorized Signatory: Brendan O’Neill

Title of Authorized Signatory: _____________________________________________________

Email Address of Purchaser: ________________________________________________

Facsimile Number of Purchaser: ________________________________________________

Address for Notice of Purchaser:  One Ferry Building, Suite 255, San Francisco, CA  94111

Address for Delivery of Securities for Purchaser (if not same as Address for Notice):

Aggregated Subscription Amount: $ 50,000, to be subscribed for:

(a)  First Closing Subscription Amount (50%): $25,000; and

(b)  Second Closing Subscription Amount (50%): $25,000.

Warrant Shares: 43,240

EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO GDTI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Enable Opportunity Partners LP

Signature of Authorized Signatory of Purchaser: /s/Brendan O’Neill

Name of Authorized Signatory: Brendan O’Neill

Title of Authorized Signatory: _____________________________________________________

Email Address of Purchaser: ________________________________________________

Facsimile Number of Purchaser: ________________________________________________

Address for Notice of Purchaser:  One Ferry Building, Suite 255, San Francisco, CA  94111

Address for Delivery of Securities for Purchaser (if not same as Address for Notice):

Aggregated Subscription Amount: $ 100,000, to be subscribed for:

(a)  First Closing Subscription Amount (50%): $50,000; and

(b)  Second Closing Subscription Amount (50%): $50,000.

Warrant Shares: 86,480

EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO GDTI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Enable Growth Partners LP

Signature of Authorized Signatory of Purchaser: /s/Brendan O’Neill

Name of Authorized Signatory: Brendan O’Neill

Title of Authorized Signatory: _____________________________________________________

Email Address of Purchaser: ________________________________________________

Facsimile Number of Purchaser: ________________________________________________

Address for Notice of Purchaser:  One Ferry Building, Suite 255, San Francisco, CA  94111

Address for Delivery of Securities for Purchaser (if not same as Address for Notice):

Aggregated Subscription Amount: $ 850,000, to be subscribed for:

(a)  First Closing Subscription Amount (50%): $425,000; and

(b)  Second Closing Subscription Amount (50%): $425,000.

Warrant Shares: 735,078

EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO GDTI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Pierce Diversified Strategy Master Fund LLC

Signature of Authorized Signatory of Purchaser: /s/Brendan O’Neill

Name of Authorized Signatory: Brendan O’Neill

Title of Authorized Signatory: _____________________________________________________

Email Address of Purchaser: ________________________________________________

Facsimile Number of Purchaser: ________________________________________________

Address for Notice of Purchaser:  One Ferry Building, Suite 255, San Francisco, CA  94111

Address for Delivery of Securities for Purchaser (if not same as Address for Notice):

Aggregated Subscription Amount: $ ___________, to be subscribed for:

(a)  First Closing Subscription Amount (50%): $_____________; and

(b)  Second Closing Subscription Amount (50%): $_____________.

Warrant Shares: _________________

EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE]

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

SCHEDULE 3.1(a)

SUBSIDIARIES

US Subsidiaries

Name	State or Other Jurisdiction of Incorporation
RJL Marketing Services Inc.	Delaware

UK Subsidiaries

Name	State or Other Jurisdiction of Incorporation
Guardian Healthcare Systems UK Ltd.	England and Wales
Wise Systems Ltd.	England and Wales

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

SCHEDULE 3.1(g)

CAPITALIZATION

Preferred stock, $0.20 par value – Authorized 1,000,000 shares

  Issued and outstanding

None

   =========

Common stock, $0.001 par value – Authorized - 200,000,000 shares

  Issued and outstanding

     34,234,531

  Warrants issued and outstanding

       3,065,487

  Employee stock options issued and outstanding

       4,146,100

  Consultant stock options issued and outstanding

          200,000

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

SCHEDULE 3.1(h)

SEC REPORTS

Commission Filing	Due Date (Including Rule 12b-25 Election Period)	Date Filed With Commission
Form 10-QSB for Quarter Ended September 30, 2004	November 14, 2004	November 15, 2004
10-KSB year ended December 31, 2004	April 15, 2005	May 16, 2005
Form 10-QSB for Quarter Ended March 31, 2005	May 23, 2005	May 27, 2005
Form 10-K for Year Ended December 31, 2005	April 17, 2006	May 16, 2006
Form 10-Q for Quarter Ended March 31, 2006	May 22, 2006	May 26, 2006
Form 8-K	November 29, 2004	December 20, 2004
Form 8-K	January 26, 2005	February 2, 2005
Form 8-K	February 1, 2005	February 2, 2005
Form 8-K	March 1, 2005	March 2, 2005
Form 8-K	April 21, 2005	July 20, 2005
Form 8-K	April 24, 2006	May 19, 2006

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

SCHEDULE 3.1(i)

MATERIAL CHANGES

1.

None.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

SCHEDULE 3.1(j)

LITIGATION

1.

See Part II, Item 4 of the Company’s Form 10-Q for the quarter ended June 30, 2006, filed with the Commission on August 11, 2006.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

SCHEDULE 3.1(l)

COMPLIANCE

1.

None.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

SCHEDULE 3.1(n)

TITLE TO ASSETS

1.

See Part II, Item 4 of the Company’s Form 10-Q for the quarter ended June 30, 2006, filed with the Commission on August 11, 2006.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

SCHEDULE 3.1(o)

PATENTS AND TRADEMARKS

1.

See Part II, Item 4 of the Company’s Form 10-Q for the quarter ended June 30, 2006, filed with the Commission on August 11, 2006.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

SCHEDULE 3.1(s)

FEES

1.

Pursuant to the Placement Agreement between the Company and Midtown, the Company has agreed to pay or provide Midtown the following compensation:

(a)

Upon each Closing of the offering (”Offering”), the Company shall pay to Midtown a cash commission in an amount equal to seven percent (7%) of the aggregate offering price of the Securities sold by the Midtown in the Offering (the “Financing Fee”).  In addition, upon exercise of any common stock purchase warrants included in the Securities sold in the Offering, pay to Midtown a cash commission equal to seven percent (7%) of the proceeds received by the Company from the exercise of such warrants by the holders thereof.  The Financing Fee may be re-allowed by the Placement Agent to any participating broker-dealer engaged by the Placement Agent.

(b)

Upon each Closing of the Offering, the Company shall issue to Midtown or its permitted assigns common stock purchase warrants to purchase such number of shares of the common stock of the Company as shall equal seven percent (7%) of the aggregate number of shares of common stock of the Company sold in the Offering or issuable upon exercise or conversion of the Securities sold in the Offering at Closing (“Placement Agent Warrants”), exercisable at a price equal to 100% of the price of the shares of common stock issued at or issuable upon exercise or conversion of the Securities sold in the Offering at Closing.  Except as set forth above and below, the Placement Agent Warrants shall be identical to any warrants issued in the Financing at Closing.  The Placement Agent Warrants shall be exercisable for a period of five (5) year from the date of issuance and shall provide for cashless exercise (even if the investors do not have such right).  The Placement Agent Warrants shall include anti-dilution protection, including protection against issuances of securities at prices (or with exercise prices, in the case of warrants, options or rights) below the exercise price of the Placement Agent Warrants except that such antidilution protection shall not apply to the following issuances of the Company’s securities: common stock issuable upon exercise of outstanding warrants, options or other convertible securities, common stock or other convertible securities issued or issuable pursuant to any merger, acquisition, joint venture or similar transaction, options or common stock issuable upon exercise of options granted to employees, officers, directors and consultants, common stock or convertible securities issued to vendors, or common stock issued, or issuable upon exercise or conversion of convertible securities or warrants issued, at a Closing of the Offering.  The Placement Agent Warrants shall not be callable or redeemable. The Placement Agent Warrants shall also include one (1) demand registration right exercisable following the first anniversary of the Closing and one (1) piggyback registration right for a period of two (2) years following the Closing.  The Placement Agent Warrants shall be transferable to certain officers and employees of the Placement Agent’s in the Placement Agent’s discretion, provided that any such transferee is an accredited investor and provided he or she agrees to execute an investment representation letter prepared by the Company and reasonably acceptable to the Placement Agent.

(c)

Upon each Closing of the Offering, the Company shall pay to Midtown non-accountable expense allowance in an amount equal to one percent (1%) of the aggregate offering price of the Securities sold by Midtown in the Offering to cover all expenses of Midtown and the investors in the Offering (“Non-Accountable Expense Allowance”).

(d)

The Company shall pay to Midtown a deposit in the amount of $10,000 upon finalization of the Confidential Term Sheet by the Company which shall be offset against the Non-Accountable Expense Allowance at Closing.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

SCHEDULE 3.1(v)

REGISTRATION RIGHTS

1.

Common Stock Purchase Warrants

Name of Warrant Holder	Warrant No.	No. of Warrants	Exercise Price Per Share
B. Williams	PAW-101R	15,260	$1.95
B. Williams	PAW-105R	239,745	$1.95
B. Williams	PAW-14	18,720	$3.00
B. Williams	PAW-17	22,000	$2.60
B. Williams	PAW-19	19,250	$2.60
Lucci Financial Group	PAW-202	10,000	$2.00
Trinity Finance	GDTI-003	62,500	$2.65
Trinity Finance	GDTI-004	2,500	$2.65

Total		389,975

The above table does not include holders of outstanding common stock purchase warrants to purchase an aggregate of 649,482 shares of Common Stock that, in connection with the Registration Statement, have waived their piggy back registration rights.  Currently, the foregoing warrants are exercisable at prices ranging from $1.95 to $5.00.  Also, does not include Placement Agent’s Warrants to purchase an aggregate of __________ shares of Common Stock at a price of $___ per share.

2.

Shares of Common Stock

Holder	No. of Shares	Certificate No.
Marketvoice, Inc.	50,000	3892
P. Johnston	50,000	3410

Total	100,000

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

SCHEDULE 3.1(z)

INTEGRATED OFFERINGS

1.

Sale and issuance to eight accredited investors of an aggregate of 513,256 shares of Common Stock and 128,314 Class C Common Stock Purchase Warrants exercisable at a price of $3.00 per share, pursuant to Section 4(2) or Rule 506 of Regulation D commencing on or about May 20, 2006.

2.

Sale and issuance to one accredited investor of 65,200 shares of Common Stock and 78,125 common stock purchase warrants exercisable at a price of $3.00 per share, pursuant to Section 4(2) or Rule 506 of Regulation D on or about May 20, 2006

3.

Issuance of an aggregate of 51,000 shares to a consultant on or about June 12, 2006 pursuant to Section 4(2) or Rule 506 of Regulation D.

4.

Sale and issuance to four accredited investors of Promissory Notes in the aggregate principal amount of $1,100,000 and common stock purchase warrants to purchase an aggregate of 1,100,00 shares of Common Stock exercisable at a price of $1.60 per share, pursuant to Section 4(2) or Rule 506 of Regulation D during the period commencing August 7, 2006.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

SCHEDULE 3.1(ee)

ACCOUNTANTS

1.

Goodman & Company.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

SCHEDULE 4.9

USES OF PROCEEDS

Sources and Uses of Proceeds	Assumes Minimum Amount is Raised in Offering	Assumes Maximum Amount is Raised in Offering
Sources:
Proceeds of Financing	$ 5,000,000	$ 6,500,000
Less: Placement Agent’s Commissions and Non-Accountable Expense Allowance	400,000	520,000
Legal Fees	30,000	30,000
Escrow Agent Fee	2,500	2,500
Net Proceeds	4,567,500	5,947,500
Uses of Net Proceeds:[1]
Hiring of Personnel	--	495,500
FDA Approval	200,000	300,000
Marketing and Advertising	111,500	150,000
Research and Development	--	500,000
Registration Expenses	200,000	200,000
Repayment of Loan to Affiliate[2]	402,000	402,000
Working Capital	3,654,000	3,900,000
Total Uses of Funds	$ 4,567,500	$ 5,947,500

EXHIBIT A

FORM OF

SERIES A 10% SENIOR CONVERTIBLE DEBENTURE

DUE NOVEMBER __, 2008

[Form of agreement filed as Exhibit 10.2 to Form 8-K, filed November 9, 2006.]

EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

[Form of agreement filed as Exhibit 10.3 to Form 8-K, filed November 9, 2006.]

EXHIBIT C

FORM OF

SERIES D COMMON STOCK PURCHASE WARRANT

[Form of warrant filed as Exhibit 10.4 to Form 8-K, filed November 9, 2006.]

EXHIBIT D

FORM OF LEGAL OPINION

EXHIBIT D

November __, 2006

[List of Purchasers]

Ladies and Gentlemen:

We have acted as counsel to Guardian Technologies International, Inc., a Delaware corporation (the "Company"), in connection with the execution and delivery by the Company of the Securities Purchase Agreement, dated as of November ___, 2006 (the "Agreement"), by and among the Company and the purchasers identified on the signature pages thereto (the “Purchasers”).  This opinion is delivered pursuant to Section 2.2(a)(i) of the Agreement.  Unless otherwise defined herein, the definitions of the terms herein are the same as in the Agreement.

As such counsel, we have made such examinations of law, have examined originals or copies certified or otherwise authenticated to our satisfaction, of all such records, agreements, and other instruments, certificates and orders of public officials, certificates of officers and representatives of the Company, and other documents that we have deemed necessary to render the opinions hereinafter set forth.  In addition, as such counsel, we have received such certificates, statements, information, and assurances as to matters of fact as we have deemed necessary in order to render the opinions hereinafter set forth; however, except as set forth hereinbelow, we are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of: (i) statements contained in the Agreement and any schedules or exhibits thereto, documents, Commission or other filings incorporated by reference therein, or other similar document furnished by the Company (or any officer, director or agent thereof) to you or any representative thereof (the “Offering Documents”), or (ii)  any oral or other similar statements made by the Company or any officer, director or agent thereof to you or any representative thereof.  Furthermore, except as hereinafter set forth, we express no opinion with respect to any audited or unaudited balance sheet, income statement or statement of cash flows or other financial data (including any financial projections) furnished by the Company to you or any representative thereof or included in, or incorporated by reference in, the Agreement, any Commission filing or other similar document.

In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to the original thereof of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.  As to any facts material to such opinion, we have relied, to the extent that relevant facts were not independently established by us and to the extent we deemed reliance proper, on certificates of public officials and certificates, oaths and declarations of officers and other representatives of the Company, upon which we have no reason to believe that we and you are not entitled to so rely.

Based on the foregoing and upon such investigation as we have deemed necessary, we give you our opinion as follows:

1.

The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to qualify could have a Material Adverse Effect on the Company.

2.

Each of the US Subsidiaries of the Company is a corporation duly organized and in good standing under the laws of the state of its formation or organization.

3.

The Debentures, the Warrants, and, upon conversion of the Debentures or exercise of the Warrants, the Underlying Shares have been duly authorized and, assuming delivery and receipt of payment therefor in accordance with the Agreement, the Debenture or Warrant, as applicable, when issued and delivered pursuant to the Agreement, the Debentures, the Warrants, and Underlying Shares will be duly authorized, validly issued and fully paid.

4.

The Transaction Documents and the issuance, sale and delivery of the Debentures and Warrants pursuant to the Agreement, and the issuance and delivery of the Underlying Shares, and the consummation of the transactions contemplated by the Transaction Documents by the Company have been duly authorized by all requisite corporate action, and constitute a valid, binding and enforceable obligation of the Company in accordance with the terms of the Transaction Documents, except as rights of indemnity thereunder may be limited by Federal or state securities laws, enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar laws generally affecting the enforcement of creditors’ rights, and that the remedies of specific performance and injunctive and other forms of injunctive relief may be subject to equitable defenses.

5.

Assuming Midtown has complied with the manner of sale requirements of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and the material terms of the Placement Agreement between the Company and Midtown, and the truth and accuracy of the representations of the Company and Midtown contained in the Placement Agreement and the representations of the Purchasers and the Company contained in the Agreement, the Debenture and Warrant, the issuance, sale and delivery of the Debentures, the Warrants and the Underlying Shares are exempt transactions under Section 3(b) or Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

6.

To our knowledge, except as disclosed in the Transaction Documents and the SEC Filings, there is no claim, action, suit, proceeding, arbitration, investigation or inquiry, pending or threatened, of a material character before any court or governmental or administrative body or agency, or any private arbitration tribunal, against the Company or its Subsidiaries, or any of its officers, directors or employees (in connection with the discharge of their duties as officers, directors and employees), or affecting any of its or their properties or assets.

7.

The execution, delivery and performance by the Company of the Transaction Documents, the consummation by the Company of the transactions contemplated thereby and compliance by the Company with the terms thereof and the issuance, sale and delivery of the Debentures, Warrants and the Underlying Shares pursuant to the Agreement, the Debentures, and Warrants, as applicable, does not (a) violate, conflict with or constitute a default (or an event that with notice or lapse of time or both  would become a default) under (i) the Certificate of Incorporation or Bylaws of the Company, or (ii) any agreements filed as exhibits to the Company’s Form 10-K for the year ended December 31, 2006, and its Forms 10-Q for the quarters ended March 31 and June 30, 2006, pursuant to Item 601(a)(10) of Regulation S-K, or (b) result in any violation of any law, applicable to the Company that in our experience normally is applicable to transactions of the type contemplated by the Transaction Documents, or any judgments, order and decrees of which we are aware.

8.

To our knowledge, the Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and rules promulgated thereunder.

The opinions contained herein are qualified to the extent that the validity of any provision of any agreement may be subject to or affected by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally.  Further, we do not express any opinion as to the availability of any equitable or specific remedy upon any breach of any provision of any agreement.  The opinions contained herein represent our best legal judgment, are based upon the facts and representations set forth above and upon existing law and currently applicable rules, regulations, and court decisions, which are subject to change either prospectively or retrospectively.  Our opinions are in no way binding on any jurisdiction, court or government.  Accordingly, our opinions are limited to the specific opinions set forth above.

In connection with the preparation of this opinion, we have reviewed such questions of law as we have deemed necessary.  We do not herein give any opinion with respect to the laws of any jurisdiction other than the general laws of the United States of America, the federal securities laws, the laws of the District of Columbia and the General Corporation Law of the State of Delaware.  Except as otherwise provided herein, we have assumed that, insofar as the laws of another jurisdiction may be applicable to any matters to which this opinion may relate, such laws are identical to the laws of the District of Columbia; however, we express no opinion as to the extent to which the laws of the District of Columbia or such other jurisdiction may apply. Unless separately engaged to do so in writing, we will not update our opinions expressed hereinabove for subsequent changes or modifications to the law and regulations or to the judicial and administrative interpretations thereof.

We are not rendering herein any opinion or furnishing any advice on any Federal, state or foreign tax matter related to the Transaction Documents or the transactions contemplated thereby.   To ensure compliance with requirements imposed by the United States’ Internal Revenue Service, please be advised that, unless specifically indicated otherwise, any tax advice contained in this opinion was not intended or written to be used, and cannot be used, for the purpose of (i) avoiding tax-related penalties under the Internal Revenue Code, or (ii) promoting, marketing, or recommending to another party any tax-related matter addressed herein.

This opinion is rendered pursuant to Section 2.2(a)(ii) of the Agreement solely for your benefit.  No other person or entity shall be entitled to rely thereon without the express written consent of this firm.  You are not authorized to distribute this opinion or copies thereof to any person or entity, including but not limited to, any state or federal regulatory authority, absent any court order requiring such production.  In the event of your receipt of any such process, we request that you immediately notify us.

Very truly yours,

EXHIBIT E

FORM OF

ESCROW DEPOSIT AGREEMENT

[Form of agreement filed as Exhibit 10.5 to Form 8-K, filed November 9, 2006.]

Footnotes

1 The amounts set forth above are estimates developed by management of the Company of the allocation of net proceeds of the sale of the Securities based upon the Company’s current plans and prevailing economic and industry conditions and assumes receipt of aggregate gross proceeds in the placement of $5,000,000 and $6,500,000 respectively.  Although the Company does not currently contemplate material changes in the proposed uses of proceeds set forth above, to the extent that management finds that adjustment thereto is required, the amounts shown may be adjusted among the uses indicated above.

2 Such loan shall be repaid by the Company as follows: $100,000 at or immediately following the First Closing and $302,000 at or immediately following the Second Closing.